Exhibit 99

Form 3 Joint Filer Information

Name:				Dolphin Direct Equity Partners, LP
Address:			c/o Dolphin Asset Management Corp.
				129 East 17th Street
				New York, NY 10003
Designated Filer:		Carlos P. Salas
Issuer & Ticker Symbol:	Telenetics Corporation (TLNT.OB)
Date of Event
Requiring Statement:	09/30/2004
Signature:			By:	Dolphin Advisors, LLC,
					General Partner
					By:	Dolphin Management Inc.,
						Managing Member
						By: /S/ Peter E. Salas
						-----------------------------
						Name:  Peter E. Salas
						Title: President


Name:				Dolphin Advisors, LLC
Address:			c/o Dolphin Asset Management Corp.
				129 East 17th Street
				New York, NY 10003
Designated Filer:		Carlos P. Salas
Issuer & Ticker Symbol:	Telenetics Corporation (TLNT.OB)
Date of Event
Requiring Statement:	09/30/2004
Signature:			By:	Dolphin Management Inc.,
					Managing Member

					By: /S/ Peter E. Salas
					-----------------------------
					Name:  Peter E. Salas
					Title: President


Name:				Dolphin Management Inc.
Address:			129 East 17th Street
				New York, NY 10003
Designated Filer:		Carlos P. Salas
Issuer & Ticker Symbol:	Telenetics Corporation (TLNT.OB)
Date of Event
Requiring Statement:	09/30/2004
Signature:			By: /S/ Peter E. Salas
					-----------------------------
					Name:  Peter E. Salas
					Title: President